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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2000

                              SOLECTRON CORPORATION
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               (Exact name of registrant as specified in charter)



DELAWARE                               1-11098                   94-2447045
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (408) 957-8500
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5 OTHER EVENTS

        On November 20, 2000, Solectron Corporation (the "Registrant") completed its sale of $2,900,000,000 aggregate principal amount of maturity of Liquid Yield Option (TM) Notes (Zero Coupon-Senior) due 2020 under an effective registration statement filed with the Securities and Exchange Commission. This current report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits in accordance with the provisions of item 601 of Regulation S-K

       EXHIBIT NO.                             EXHIBIT DESCRIPTION
       -----------                             -------------------
       1.1                    Purchase Agreement dated November 14, 2000 between
                              the Registrant and Merrill Lynch, Pierce, Fenner &
                              Smith Incorporated.

       1.2 Purchase Agreement dated November 14, 2000 between the Registrant and Merrill Lynch, Pierce, Fenner &
                              Smith Incorporated.

       4.1 Supplemental Indenture dated November 20, 2000 between the Registrant and State Street Bank and Trust Company of California, N.A. as Trustee.

        Solectron and the Solectron logo are registered trademarks of Solectron Corporation. All other names are trademarks and/or registered trademarks of their respective owners.

        (TM) Trademark of Merrill Lynch & Co., Inc.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2000             SOLECTRON CORPORATION



                                    /s/ SUSAN S. WANG
                                    --------------------------------------------
                                    Susan S. Wang
                                    Senior Vice President, Chief Financial
                                    Officer and Secretary
                                    (Principal Financial and Accounting Officer)



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